                                   Exhibit 25

                                   SIGNATURES
                                       and
                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey P. Orleans, Benjamin D. Goldman and Joseph A. Santangelo and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them, of their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated:


/s/ JEFFREY P. ORLEANS                                September 23, 1996
- ------------------------------
Jeffrey P. Orleans
Chairman of the Board and
Chief Executive Officer


/s/ BENJAMIN D. GOLDMAN                               September 23, 1996
- ------------------------------
Benjamin D. Goldman
President, Chief Operating
Officer and Director

/s/ SYLVAN M. COHEN                                   September 23, 1996
- ------------------------------
Sylvan M. Cohen
Director

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


/s/ ROBERT N. GOODMAN                                 September 23, 1996
- ------------------------------
Robert N. Goodman,
Director


/s/ ANDREW N. HEINE                                   September 23, 1996
- ------------------------------
Andrew N. Heine
Director


/s/ DAVID KAPLAN                                      September 23, 1996
- ------------------------------
David Kaplan
Director


/s/ LEWIS KATZ                                        September 23, 1996
- ------------------------------
Lewis Katz
Director


/s/ JOSEPH A. SANTANGELO                              September 23, 1996
- -----------------------------
Joseph A. Santangelo
Chief Financial Officer,
Treasurer and Secretary







                                       68